SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 27, 1998


               AMERICAN BIOGENETIC SCIENCES, INC.
     (Exact name of registrant as specified in its charter)


                            DELAWARE
         (State or other jurisdiction of incorporation)


              0-19041                   11-2655906
    (Commission File Number)    (IRS Employer Identification No.)


1375 Akron Street, Copiague, New York                    11726
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code         516-789-2600


                         Not Applicable
  (Former name or former address, if changed since last report)

 Item 5.Other Events

     On April 27,1998, the Company issued a press release (the "Press Release") reporting its acquisition of Stellar Bio Systems, Inc.

     A copy of the Press Release is attached to this report as Exhibit 99.01.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired:

     Not applicable.

     (b)  Pro forma financial information:

     Not applicable.

      (c)Exhibits:

               99.01: American Biogenetic Sciences, Inc. Press Release dated
                      April 27, 1998.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN BIOGENETIC SCIENCES, INC.
                                           (Registrant)



  Dated: April 27, 1998       By:    /s/ Josef C. Schoell

                                      Josef C. Schoell
                                    Vice President Finance

                          EXHIBIT INDEX


Exhibit
Number         Description

99.01          American Biogenetic Sciences, Inc. Press Release dated
               April 27, 1998.